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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)       June 21, 2002
                                                     ---------------------------


                             Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


             1-31330                                  98-0355628
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      (Commission File Number)              (IRS Employer Identification No.)


  600 Travis, Suite 5800, Houston, Texas                77002
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(Address of Principal Executive Offices)              (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.

On June 21, 2002, Cooper Industries, Ltd. (the "Company") announced that its Cooper Industries, Inc. subsidiary has issued $300 million of senior unsecured notes due 2007. The notes have a coupon of 5.25 percent. Proceeds from the financing will be used to repay short-term debt. In conjunction therewith, the Company issued the press release attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          Exhibits

          99.1     Company press release dated June 21, 2002 titled
                   "Cooper Industries Completes $300 Million Offering of Five Year Notes."

          99.2     Company "Sales Trends" to be posted on the Company's website.

Item 9.   Regulation FD Disclosure.

Posting of Sales Trends Information

On June 24, 2002, the Company will post on its website the "Sales Trends" information attached hereto as Exhibit 99.2.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPER INDUSTRIES, LTD.
                                       (Registrant)



Date:    June 24, 2002
                                       /s/ Terrance V. Helz
                                       ---------------------------------------
                                       Terrance V. Helz
                                       Associate General Counsel and Secretary







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                                  EXHIBIT INDEX


Exhibit No.
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   99.1     Company press release dated June 21, 2002 titled "Cooper Industries
            Completes $300 Million Offering of Five Year Notes."

   99.2     Company "Sales Trends" to be posted on the Company's website.